[EATON VANCE LOGO]


[EDUCATION GRAPHIC]


ANNUAL REPORT JANUARY 31, 2002

EATON VANCE
MUNICIPALS
TRUST II


[GRAPHIC]


FLORIDA INSURED


HAWAII


KANSAS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2002

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]

Thomas J. Fetter
President

As a major financing mechanism for local and state public initiatives, the municipal bond market is among the most complex areas of the fixed-income investment universe. More than 50,000 state and local entities issue municipal securities, with 1.5 million separate bond issues outstanding. Not surprisingly, given the complexity and diversity of this market, professional trading expertise provides a distinct advantage to mutual fund investors. As part of our continuing series, we thought it might be helpful to discuss some of the trading fundamentals within this dynamic market.


The Municipal Bond Market:

A $1.5 trillion over-the-counter financial marketplace...

Unlike the stock market, which features exchanges that oversee trading in specific stocks, the $1.5 trillion municipal bond market is traded entirely over-the-counter. The primary market presents opportunities in new issues brought to market by underwriters. Typically, the underwriters will indicate a date on which the bonds will be priced in line with prevailing interest rates. This notice gives institutional investors time to study the issue as to its suitability for their needs, while giving the underwriters a fairly accurate indication of interest from the investment community.

The secondary market features trading in already-outstanding issues. While many bonds are actively traded, others trade infrequently. This naturally places a premium on strong research capabilities, with a clear line of communication between the research and trading areas. Under SEC disclosure rules adopted in 1994, bond issuers must list financial information and data in the Official Statement of the primary offering and update that information annually, as well as provide ongoing notice of material events. These regulations were designed to improve the availability of information, increasing market transparency and benefiting all municipal investors. A strong research effort keeps the trading desk up-to-date for any changes in a bond issuer's fundamentals.

Bond prices and yields are influenced by many fundamental and technical factors...

Bond prices and yields are based on a variety of important criteria, incorporating interest rate levels. Key considerations used to evaluate bond prices include:

         - Coupon;
         - Maturity;
         - Call provisions;
         - Trading characteristics of similar, bellwether bonds;
         - Supply and demand for the bond;
         - Creditworthiness of the issuer;
         - Frequency of bond issuance by issuer; and
         - Trading volume of the issue.

By examining these characteristics and comparing a prospective bond with bellwether issues, a trader can fairly ascertain at what level an issue is reasonably priced.

Experience, support and market presence can provide an advantage...

At Eaton Vance, we have been prominent participants in the municipal market and have developed a broad trading expertise, as well as a wealth of market contacts. For example, Eaton Vance has three traders dedicated solely to the municipal market and backed by a full support staff and a complete range of research capabilities necessary to meet any market challenge.

The tax-exempt market has historically been a primary engine of public works and economic development. We remain confident that the future will present additional opportunities and believe that our trading and research commitments demonstrate our faith in this exciting market.


                                       Sincerely,

                                       /s/ Thomas J. Fetter

                                       Thomas J. Fetter
                                       President
                                       March 6, 2002

MARKET RECAP

The longest economic expansion in the nation's history ended in 2001, as the economy - weighed down by excess inventories and exhausted consumers - entered a recession for the first time in a decade. The flagging economy resulted in especially large job losses in the technology sectors, although manufacturing and retailing were also hard-pressed. By January 31, 2002, the nation's unemployment rate had risen to 5.6%, near a six-year high.

Gross Domestic Product contracted in the third quarter of 2001...

The weakness of the economy was increasingly apparent in the first half of the fiscal year, as corporate profits plunged and job layoffs rose. The tragic events of September 11 further dampened activity, dealing a blow to the already-damaged consumer sentiment. In the third quarter, the Commerce Department reported that the nation's Gross Domestic Product contracted 1.3%, the first such quarterly decline since 1991. In December, the National Bureau of Economic Research - the agency responsible for dating economic cycles - officially declared the U.S. economy to be in a recession. Interestingly, the economy demonstrated its resilience in the fourth quarter, registering a 0.2% rise in GDP, suggesting a rebound was already under way.

The Federal Reserve lowered short-term interest rates on 11 occasions in 2001, sparking an impressive bond rally...

The municipal bond market was especially strong in the first half of the fiscal year, responding to dramatically lower interest rates and a flight to quality by investors. By the end of 2001, the Federal Reserve had lowered its benchmark Federal Funds rate - a key short-term interest rate barometer - on 11 occasions by a total of 475 basis points (4.75%). The municipal bond market - which typically moves in the opposite direction of interest rates - rallied strongly in the first half. However, with anecdotal signs of a recovery starting to emerge, the market gave back some of those gains, as municipal investors anticipated a cyclical end to the interest rate reductions. The Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - posted a total return of 5.90% for the year ended January 31, 2002.*

MUNICIPAL BONDS YIELD 96% OF TREASURY YIELDS

30-YEAR AAA-RATED GENERAL OBLIGATION(GO) BONDS*                   5.21%
TAXABLE EQUIVALENT YIELD IN 38.6% TAX BRACKET                     8.49%
30-YEAR TREASURY BOND                                             5.43%

PRINCIPAL AND INTEREST PAYMENTS OF TREASURY SECURITIES ARE GUARANTEED BY THE U.S. GOVERNMENT.

*GO YIELDS ARE A COMPILATION OF A REPRESENTATIVE VARIETY OF GENERAL OBLIGATIONS AND ARE NOT NECESSARILY REPRESENTATIVE OF THE FUNDS' YIELDS. STATISTICS AS OF JANUARY 31, 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
SOURCE: BLOOMBERG, L.P.

Municipal bonds offer quality and a refuge from volatility...

Bond investors remain understandably uncertain about the near-term direction of the economy and the financial markets. However, it's important for investors to remember that the recent correction in the bond market is a natural reaction to signs that the economy is emerging from the recession. At their recent elevated levels, intermediate- and long-term municipal yields may represent an excellent opportunity for investors looking to diversify their portfolios with an asset class that has recently underperformed.

Moreover, with continung excess production capacity, low wage pressures and fierce global competition, inflation appears to pose little threat for the foreseeable future. Against that scenario, we believe that municipal bonds will continue to represent a compelling income alternative for investors.

*It is not possible to invest directly in an Index.

EATON VANCE FLORIDA INSURED MUNICIPALS FUND AS OF JANUARY 31, 2002

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]

Cynthia J. Clemson
Portfolio Manager

MANAGEMENT UPDATE

- Florida's economy expanded in 2001, although tourism was slowed by the September 11 attacks. As the year ended, an uptrend in travel and a firm South Florida housing market suggested a potential recovery in 2002. The state's jobless rate was 5.7% in January 2002, up from 3.8% a year ago.

- Insured* special tax revenue bonds and insured* water and sewer issues were once again among the largest sector weightings at January 31, 2002. These issues financed a broad range of major infrastructure projects for a variety of growing Florida communities.

- The Portfolio maintained a significant investment in housing bonds, including Florida Housing Finance Authority issues and issues backed by Ginnie Mae (Government National Mortgage Association). These issues carried very attractive coupons, especially in light of the high quality of the bonds.

- Amid the sharp interest rate decline, management continued to adjust coupon structure and call characteristics. In a falling rate environment, adequate call protection improves capital appreciation potential.

  The Portfolio was 98.6% invested in issues rated AAA at January 31, 2002. Insured* bonds constituted nearly 88% of those holdings, a factor that insulated the Portfolio from deteriorating credit quality in a slowing economy.

THE FUND

- During the year ended January 31, 2002, the Fund's Class A and Class B shares had total returns of 5.24% and 4.43%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $11.17 on January 31, 2002 from $11.14 on January 31, 2001, and the reinvestment of $0.542 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $11.05 from $11.02, and the reinvestment of $0.451 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on January 31, 2002 of $11.17 per share for Class A and $11.05 for Class B, the distribution rates were 4.88% and 4.12%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 7.95% and 6.71%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at January 31, 2002 were 4.32% and 3.79%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.04% and 6.17%, respectively.(4)

RATING DISTRIBUTION(6)

[CHART]

NON-RATED          1.4%
AAA               98.6%

Federal income tax information on distributions. For federal income tax purposes, 99.09% of the total dividends paid by the Fund from net investment income during the year ended January 31, 2002 was designated as an exempt-interest dividend.

--------------------------------------------------------------------------------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) Aportion of the Fund's income may be subject to federal income and state intangible tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume a maximum 38.60% combined federal and state intangibles tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4%
     - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. *Private insurance does not decrease the risk of loss of principal associated with this investment. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND INFORMATION
AS OF JANUARY 31, 2002

PERFORMANCE(7)                                         CLASS A   CLASS B
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                                                 5.24%    4.43%
Five Years                                               5.70     4.96
Life of Fund+                                            6.67     5.82
SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
--------------------------------------------------------------------------------
One Year                                                 0.20%   -0.57%
Five Years                                               4.68     4.63
Life of Fund+                                            6.01     5.82

+Inception date: Class A: 3/3/94; Class B: 3/2/94


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE FLORIDA INSURED MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX** MARCH 31, 1994 - JANUARY 31, 2002

                   EATON VANCE
                 FLORIDA INSURED      LEHMAN BROTHERS
                 MUNICIPALS FUND      MUNICIPAL BOND
DATE                 CLASS B              INDEX
----             ---------------      ---------------
 3/31/94             10,000              10,000
 4/30/94             10,403              10,085
 5/31/94             10,561              10,172
 6/30/94             10,456              10,110
 7/31/94             10,696              10,295
 8/31/94             10,666              10,331
 9/30/94             10,471              10,180
10/31/94             10,194               9,999
11/30/94              9,975               9,818
12/31/94             10,319              10,034
 1/31/95             10,710              10,321
 2/28/95             11,120              10,621
 3/31/95             11,172              10,743
 4/30/95             11,167              10,756
 5/31/95             11,441              11,099
 6/30/95             11,190              11,002
 7/31/95             11,259              11,106
 8/31/95             11,336              11,247
 9/30/95             11,404              11,318
10/31/95             11,634              11,483
11/30/95             11,940              11,673
12/31/95             12,128              11,785
 1/31/96             12,143              11,874
 2/29/96             11,981              11,794
 3/31/96             11,751              11,644
 4/30/96             11,710              11,611
 5/31/96             11,711              11,606
 6/30/96             11,828              11,733
 7/31/96             11,937              11,839
 8/31/96             11,915              11,836
 9/30/96             12,121              12,001
10/31/96             12,188              12,137
11/30/96             12,383              12,359
12/31/96             12,294              12,307
 1/31/97             12,282              12,331
 2/28/97             12,414              12,444
 3/31/97             12,213              12,278
 4/30/97             12,292              12,381
 5/31/97             12,500              12,567
 6/30/97             12,630              12,701
 7/31/97             12,991              13,053
 8/31/97             12,792              12,930
 9/30/97             12,958              13,084
10/31/97             13,076              13,168
11/30/97             13,163              13,245
12/31/97             13,374              13,439
 1/31/98             13,458              13,577
 2/28/98             13,474              13,581
 3/31/98             13,468              13,593
 4/30/98             13,395              13,532
 5/31/98             13,612              13,746
 6/30/98             13,674              13,800
 7/31/98             13,710              13,835
 8/31/98             13,935              14,049
 9/30/98             14,093              14,224
10/31/98             14,027              14,224
11/30/98             14,088              14,273
12/31/98             14,081              14,309
 1/31/99             14,241              14,479
 2/28/99             14,152              14,416
 3/31/99             14,143              14,436
 4/30/99             14,153              14,472
 5/31/99             14,038              14,388
 6/30/99             13,741              14,181
 7/31/99             13,736              14,233
 8/31/99             13,468              14,119
 9/30/99             13,322              14,125
10/31/99             13,125              13,972
11/30/99             13,251              14,120
12/31/99             13,091              14,015
 1/31/00             12,964              13,954
 2/29/00             13,231              14,116
 3/31/00             13,657              14,425
 4/30/00             13,486              14,339
 5/31/00             13,321              14,265
 6/30/00             13,821              14,643
 7/31/00             14,059              14,847
 8/31/00             14,267              15,075
 9/30/00             14,077              14,997
10/31/00             14,289              15,161
11/30/00             14,420              15,275
12/31/00             14,956              15,653
 1/31/01             14,982              15,808
 2/28/01             15,018              15,858
 3/31/01             15,134              16,000
 4/30/01             14,831              15,827
 5/31/01             15,032              15,997
 6/30/01             15,153              16,104
 7/31/01             15,442              16,343
 8/31/01             15,729              16,612
 9/30/01             15,579              16,556
10/31/01             15,779              16,745
11/30/01             15,595              16,612
12/31/01             15,412              16,455
 1/31/02             15,646              16,740

**Source: Towers Data Systems, Bethesda, MD.; Investment operations commenced on
  3/2/94. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 3/3/94 at net asset value would have grown to $16,675 on January 31, 2002; $15,881, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. The performance graph and table above do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

EATON VANCE HAWAII MUNICIPALS FUND AS OF JANUARY 31, 2002

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]

Robert B. MacIntosh
Portfolio Manager

MANAGEMENT UPDATE

- The September 11 attacks delivered a blow to Hawaii's tourism sector, as air passenger traffic fell sharply. Struggling with the effects of recession in Japan and the U.S., service sector employment witnessed a significant decline. Hawaii's January 2002 jobless rate was 5.4%, up from 4.1% a year ago.

- Insured* transportation bonds were the Portfolio's largest sector weighting at January 31, 2002. Management increased its exposure to this market segment, while paring its investments in the hospital sector, an area which had outperfomed the broader market during the year.

- In a market with scarce new supply, the Portfolio added attractive issues where possible. Among the bonds added during the fiscal year were Hawaii general obligations, Hawaii Highway bonds and a refunding issue for the University of Hawaii.

- While the September attacks hurt the airline industry, Continental Airlines was praised for managing the crisis better than its competitors. The Portfolio's Conti-nental bonds have since regained much of their value.

- Amid lower interest rates, management upgraded the Portfolio's coupon structure and call protection. Faced with the prospect of a faster pace of refundings, call protection has become an increasingly important consideration for municipal investors.

THE FUND

- During the year ended January 31, 2002, the Fund's Class A and Class B shares had total returns of 4.87% and 4.11%, respectively.(1) For Class A, this return resulted from no change in net asset value (NAV) per share of $9.58 on January 31, 2002 and January 31, 2001, and the reinvestment of $0.458 per share in tax-free income.(2) For Class B, this return resulted from no change in NAV of $9.72, and the reinvestment of $0.394 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on January 31, 2002 of $9.58 per share for Class A and $9.72 for Class B, the distribution rates were 4.78% and 4.06%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.49% and 7.21%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at January 31, 2002 were 4.35% and 3.81%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.72% and 6.76%, respectively.(4)

RATING DISTRIBUTION(6)

[CHART]

AAA               69.5%
AA                10.8%
A                  8.5%
BBB                3.9%
BB                 2.7%
B                  3.3%
NON-RATED          1.3%

Federal income tax information on distributions. For federal income tax purposes, 99.08% of the total dividends paid by the Fund from net investment income during the year ended January 31, 2002 was designated as an exempt-interest dividend.

--------------------------------------------------------------------------------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) Aportion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume a maximum 43.67% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. *Private insurance does not decrease the risk of loss of principal associated with this investment. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


FUND INFORMATION
AS OF JANUARY 31, 2002

PERFORMANCE(7)                                 CLASS A        CLASS B
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                                         4.87%         4.11%
Five Years                                       5.20          4.45
Life of Fund+                                    4.62          4.36
SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
--------------------------------------------------------------------------------
One Year                                        -0.14%        -0.89%
Five Years                                       4.17          4.11
Life of Fund+                                    3.97          4.36

+Inception date: Class A: 3/14/94; Class B: 3/2/94


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE HAWAII MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX** MARCH 31, 1994 - JANUARY 31, 2002

                  EATON VANCE
                     HAWAII           LEHMAN BROTHERS
                 MUNICIPALS FUND      MUNICIPAL BOND
DATE                 CLASS B              INDEX
----             ---------------      ---------------
 3/31/1994           10,000               10,000
 4/30/1994           10,023               10,085
 5/31/1994           10,101               10,172
 6/30/1994            9,949               10,110
 7/31/1994           10,134               10,295
 8/31/1994           10,152               10,331
 9/30/1994            9,968               10,180
10/31/1994            9,668                9,999
11/30/1994            9,394                9,818
12/31/1994            9,631               10,034
 1/31/1995            9,926               10,321
 2/28/1995           10,285               10,621
 3/31/1995           10,413               10,743
 4/30/1995           10,395               10,756
 5/31/1995           10,689               11,099
 6/30/1995           10,514               11,002
 7/31/1995           10,606               11,106
 8/31/1995           10,694               11,247
 9/30/1995           10,785               11,318
10/31/1995           10,944               11,483
11/30/1995           11,159               11,673
12/31/1995           11,307               11,785
 1/31/1996           11,389               11,874
 2/29/1996           11,274               11,794
 3/31/1996           11,100               11,644
 4/30/1996           11,066               11,611
 5/31/1996           11,029               11,606
 6/30/1996           11,161               11,733
 7/31/1996           11,262               11,839
 8/31/1996           11,238               11,836
 9/30/1996           11,404               12,001
10/31/1996           11,520               12,137
11/30/1996           11,710               12,359
12/31/1996           11,663               12,307
 1/31/1997           11,662               12,331
 2/28/1997           11,761               12,444
 3/31/1997           11,585               12,278
 4/30/1997           11,690               12,381
 5/31/1997           11,857               12,567
 6/30/1997           11,955               12,701
 7/31/1997           12,293               13,053
 8/31/1997           12,157               12,930
 9/30/1997           12,267               13,084
10/31/1997           12,351               13,168
11/30/1997           12,416               13,245
12/31/1997           12,609               13,439
 1/31/1998           12,720               13,577
 2/28/1998           12,709               13,581
 3/31/1998           12,702               13,593
 4/30/1998           12,585               13,532
 5/31/1998           12,811               13,746
 6/30/1998           12,835               13,800
 7/31/1998           12,858               13,835
 8/31/1998           13,091               14,049
 9/30/1998           13,255               14,224
10/31/1998           13,198               14,224
11/30/1998           13,247               14,273
12/31/1998           13,240               14,309
 1/31/1999           13,393               14,479
 2/28/1999           13,298               14,416
 3/31/1999           13,300               14,436
 4/30/1999           13,321               14,472
 5/31/1999           13,198               14,388
 6/30/1999           12,963               14,181
 7/31/1999           12,943               14,233
 8/31/1999           12,698               14,119
 9/30/1999           12,597               14,125
10/31/1999           12,333               13,972
11/30/1999           12,422               14,120
12/31/1999           12,250               14,015
 1/31/2000           12,110               13,954
 2/29/2000           12,373               14,116
 3/31/2000           12,762               14,425
 4/30/2000           12,604               14,339
 5/31/2000           12,453               14,265
 6/30/2000           12,806               14,643
 7/31/2000           13,022               14,847
 8/31/2000           13,249               15,075
 9/30/2000           13,127               14,997
10/31/2000           13,302               15,161
11/30/2000           13,433               15,275
12/31/2000           13,878               15,653
 1/31/2001           13,927               15,808
 2/28/2001           13,988               15,858
 3/31/2001           14,074               16,000
 4/30/2001           13,850               15,827
 5/31/2001           14,025               15,997
 6/30/2001           14,176               16,104
 7/31/2001           14,385               16,343
 8/31/2001           14,652               16,612
 9/30/2001           14,427               16,556
10/31/2001           14,544               16,745
11/30/2001           14,460               16,612
12/31/2001           14,319               16,455
 1/31/2002           14,499               16,740

**Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on
  3/2/94. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 3/14/94 at net asset value would have grown to $14,276 on January 31, 2002; $13,596, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. The performance graph and table above do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

EATON VANCE KANSAS MUNICIPALS FUND AS OF JANUARY 31, 2002

INVESTMENT UPDATE

[PHOTO OF THOMAS M. METZOLD]

Thomas M. Metzold
Portfolio Manager

MANAGEMENT UPDATE

- The Kansas economy saw slower consumer activity in 2001, producing tepid growth in the retail and service sectors. The state's transportation sector was dealt a blow by the airline industry, which suffered in the wake of September 11. The January 2002 jobless rate was 4.0%, up from 3.7% a year ago.

- With limited new issue volume in the Kansas municipal market, quality spreads remained relatively narrow. Accordingly, the Portfolio maintained a focus on high quality, insured* general obligations, a concentration that served the Portfolio well in a period of recession.

- A significant exposure to Kansas single-family housing issues has helped performance in recent years. The Portfolio's housing investments have benefited from above-average coupons and low prepayment rates.

- The Portfolio was able to find opportunities in smaller Kansas issues. In addition, management continued to adjust coupon structure and call protection to reflect the lower interest rate climate.

- The Fund's Class A shares were ranked #1 of 6 funds in the Kansas Municipal Debt Fund Classification for the 5-year period ended January 31, 2002, according to Lipper Inc., a nationally recognized monitor of mutual fund performance.(1) The Fund was ranked #6 of 10 funds and #2 of 10 funds, respectively, for the 1- and 3-year periods.

THE FUND

- During the year ended January 31, 2002, the Fund's Class A and Class B shares had total returns of 4.98% and 4.09%, respectively.(2) For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.23 on January 31, 2002 from $10.20 on January 31, 2001, and the reinvestment of $0.470 per share in tax-free income.(3) For Class B, this return resulted from an increase in NAV to $10.14 from $10.12, and the reinvestment of $0.389 per share in tax-free income.(3)

- Based on the Fund's most recent dividends and NAVs on January 31, 2002 of $10.23 per share for Class A and $10.14 for Class B, the distribution rates were 4.53% and 3.78%, respectively.(4) The distribution rates of Class A and Class B are equivalent to taxable rates of 7.89% and 6.58%, respectively.(5)

- The SEC 30-day yields for Class A and B shares at January 31, 2002 were 5.81% and 5.28%, respectively.(6) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 10.11% and 9.19%, respectively.(5)

RATING DISTRIBUTION(7)

[CHART]

AAA               77.2%
AA                 9.8%
A                  5.5%
BBB                3.3%
BB                 2.4%
NON-RATED          1.8%

Federal income tax information on distributions. For federal income tax purposes, 99.81% of the total dividends paid by the Fund from net investment income during the year ended January 31, 2002 was designated as an exempt-interest dividend.

--------------------------------------------------------------------------------
(1) Source: Lipper Inc. Rankings are based on percent change in net asset value and do not take sales charges into consideration. Rankings for other Classes will vary. It is not possible to invest directly in a Lipper Classification. (2) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (3) Aportion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (4) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent rates assume a maximum 42.56% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (7) Rating Distribution may not be representative of the Portfolio's current or future investments. (8) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4%
     - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. *Private insurance does not decrease the risk of loss of principal associated with this investment. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


FUND INFORMATION
AS OF JANUARY 31, 2002

PERFORMANCE(8)                                CLASS A     CLASS B
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                                        4.98%       4.09%
Five Years                                      5.59        4.83
Life of Fund+                                   5.48        5.00
SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
--------------------------------------------------------------------------------
One Year                                       -0.02%      -0.91%
Five Years                                      4.57        4.49
Life of Fund+                                   4.83        5.00

+Inception date: Class A: 3/3/94; Class B: 3/2/94


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE KANSAS MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX** MARCH 31, 1994 - JANUARY 31, 2002

                  EATON VANCE
                     KANSAS           LEHMAN BROTHERS
                 MUNICIPALS FUND      MUNICIPAL BOND
DATE                 CLASS B              INDEX
----             ---------------      ---------------
 3/31/1994           10,000               10,000
 4/30/1994           10,136               10,085
 5/31/1994           10,275               10,172
 6/30/1994           10,162               10,110
 7/31/1994           10,375               10,295
 8/31/1994           10,393               10,331
 9/30/1994           10,179               10,180
10/31/1994            9,933                9,999
11/30/1994            9,662                9,818
12/31/1994            9,928               10,034
 1/31/1995           10,273               10,321
 2/28/1995           10,617               10,621
 3/31/1995           10,711               10,743
 4/30/1995           10,704               10,756
 5/31/1995           10,962               11,099
 6/30/1995           10,810               11,002
 7/31/1995           10,877               11,106
 8/31/1995           10,998               11,247
 9/30/1995           11,076               11,318
10/31/1995           11,266               11,483
11/30/1995           11,455               11,673
12/31/1995           11,567               11,785
 1/31/1996           11,636               11,874
 2/29/1996           11,523               11,794
 3/31/1996           11,351               11,644
 4/30/1996           11,328               11,611
 5/31/1996           11,326               11,606
 6/30/1996           11,421               11,733
 7/31/1996           11,533               11,839
 8/31/1996           11,544               11,836
 9/30/1996           11,719               12,001
10/31/1996           11,821               12,137
11/30/1996           12,032               12,359
12/31/1996           11,947               12,307
 1/31/1997           11,922               12,331
 2/28/1997           12,033               12,444
 3/31/1997           11,895               12,278
 4/30/1997           12,011               12,381
 5/31/1997           12,164               12,567
 6/30/1997           12,284               12,701
 7/31/1997           12,619               13,053
 8/31/1997           12,472               12,930
 9/30/1997           12,618               13,084
10/31/1997           12,664               13,168
11/30/1997           12,740               13,245
12/31/1997           12,907               13,439
 1/31/1998           12,980               13,577
 2/28/1998           12,970               13,581
 3/31/1998           12,987               13,593
 4/30/1998           12,922               13,532
 5/31/1998           13,122               13,746
 6/30/1998           13,133               13,800
 7/31/1998           13,169               13,835
 8/31/1998           13,351               14,049
 9/30/1998           13,475               14,224
10/31/1998           13,445               14,224
11/30/1998           13,482               14,273
12/31/1998           13,482               14,309
 1/31/1999           13,624               14,479
 2/28/1999           13,556               14,416
 3/31/1999           13,558               14,436
 4/30/1999           13,594               14,472
 5/31/1999           13,498               14,388
 6/30/1999           13,250               14,181
 7/31/1999           13,256               14,233
 8/31/1999           13,052               14,119
 9/30/1999           12,937               14,125
10/31/1999           12,715               13,972
11/30/1999           12,845               14,120
12/31/1999           12,674               14,015
 1/31/2000           12,551               13,954
 2/29/2000           12,802               14,116
 3/31/2000           13,165               14,425
 4/30/2000           13,050               14,339
 5/31/2000           12,927               14,265
 6/30/2000           13,310               14,643
 7/31/2000           13,542               14,847
 8/31/2000           13,784               15,075
 9/30/2000           13,635               14,997
10/31/2000           13,811               15,161
11/30/2000           13,973               15,275
12/31/2000           14,462               15,653
 1/31/2001           14,498               15,808
 2/28/2001           14,560               15,858
 3/31/2001           14,663               16,000
 4/30/2001           14,424               15,827
 5/31/2001           14,599               15,997
 6/30/2001           14,719               16,104
 7/31/2001           14,957               16,343
 8/31/2001           15,208               16,612
 9/30/2001           15,085               16,556
10/31/2001           15,274               16,745
11/30/2001           15,100               16,612
12/31/2001           14,943               16,455
 1/31/2002           15,091               16,740

**Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on
  3/2/94. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 3/3/94 at net asset value would have grown to $15,261 on January 31, 2002; $14,534, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. The performance graph and table above do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JANUARY 31, 2002

                                FLORIDA INSURED FUND  HAWAII FUND  KANSAS FUND
------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------
Investment in Portfolio --
   Identified cost                  $28,314,980       $16,981,575  $15,868,801
   Unrealized appreciation            1,432,229           643,714      289,565
------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                         $29,747,209       $17,625,289  $16,158,366
------------------------------------------------------------------------------
Receivable for Fund shares
   sold                             $    26,811       $     1,019  $    20,433
------------------------------------------------------------------------------
TOTAL ASSETS                        $29,774,020       $17,626,308  $16,178,799
------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                         $     9,865       $        --  $   106,300
Dividends payable                        74,903            32,546       38,840
Payable to affiliate for
   Trustees' fees                            34                34           34
Payable to affiliate for
   service fees                           5,067             3,036        2,688
Accrued expenses                         14,201            12,683        6,739
------------------------------------------------------------------------------
TOTAL LIABILITIES                   $   104,070       $    48,299  $   154,601
------------------------------------------------------------------------------
NET ASSETS                          $29,669,950       $17,578,009  $16,024,198
------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------
Paid-in capital                     $28,702,035       $17,431,814  $15,805,920
Accumulated net realized loss
   from Portfolio (computed on
   the basis of identified
   cost)                               (505,338)         (468,347)     (35,657)
Accumulated undistributed
   (distributions in excess
   of) net investment income             41,024           (29,172)     (35,630)
Net unrealized appreciation
   from Portfolio (computed on
   the basis of identified
   cost)                              1,432,229           643,714      289,565
------------------------------------------------------------------------------
TOTAL                               $29,669,950       $17,578,009  $16,024,198
------------------------------------------------------------------------------

Class A Shares
------------------------------------------------------------------------------
NET ASSETS                          $ 9,113,546       $   536,512  $ 6,090,836
SHARES OUTSTANDING                      815,639            55,984      595,623
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)         $     11.17       $      9.58  $     10.23
MAXIMUM OFFERING PRICE PER
   SHARE
   (100  DIVIDED BY 95.25 of
      net asset value per
      share)                        $     11.73       $     10.06  $     10.74
------------------------------------------------------------------------------

Class B Shares
------------------------------------------------------------------------------
NET ASSETS                          $20,556,404       $17,041,497  $ 9,933,362
SHARES OUTSTANDING                    1,860,481         1,754,116      979,609
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)         $     11.05       $      9.72  $     10.14
------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JANUARY 31, 2002

                                FLORIDA INSURED FUND  HAWAII FUND  KANSAS FUND
------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------
Interest allocated from
   Portfolio                         $1,584,995        $ 998,181    $763,958
Expenses allocated from
   Portfolio                            (98,265)         (80,054)    (64,852)
------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM
   PORTFOLIO                         $1,486,730        $ 918,127    $699,106
------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------
Trustees fees and expenses           $      169        $     169    $    169
Distribution and service fees
   Class A                               15,647            1,036       8,648
   Class B                              193,662          162,295      91,686
Legal and accounting services            13,431           23,806      19,666
Printing and postage                      3,935            3,881       3,199
Custodian fee                             6,095            6,284       6,786
Transfer and dividend
   disbursing agent fees                 22,317           14,180      11,740
Registration fees                            --               --         792
Miscellaneous                             2,747            2,679       2,835
------------------------------------------------------------------------------
TOTAL EXPENSES                       $  258,003        $ 214,330    $145,521
------------------------------------------------------------------------------

NET INVESTMENT INCOME                $1,228,727        $ 703,797    $553,585
------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)        $   18,930        $ 171,130    $ 22,545
   Financial futures contracts            4,731          (72,207)         --
------------------------------------------------------------------------------
NET REALIZED GAIN                    $   23,661        $  98,923    $ 22,545
------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                    $   47,948        $(104,592)   $ (7,421)
   Financial futures contracts          (10,505)           9,244          --
------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)       $   37,443        $ (95,348)   $ (7,421)
------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN                              $   61,104        $   3,575    $ 15,124
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                   $1,289,831        $ 707,372    $568,709
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JANUARY 31, 2002

INCREASE (DECREASE) IN NET ASSETS  FLORIDA INSURED FUND  HAWAII FUND  KANSAS FUND
---------------------------------------------------------------------------------
From operations --
   Net investment income               $ 1,228,727       $   703,797  $   553,585
   Net realized gain                        23,661            98,923       22,545
   Net change in unrealized
      appreciation (depreciation)           37,443           (95,348)      (7,421)
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                          $ 1,289,831       $   707,372  $   568,709
---------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                          $  (377,513)      $   (24,627) $  (196,130)
      Class B                             (833,388)         (693,988)    (368,290)
---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                        $(1,210,901)      $  (718,615) $  (564,420)
---------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                          $ 4,283,570       $   165,026  $ 3,095,467
      Class B                            4,325,192         1,414,385    1,706,072
   Net asset value of shares
      issued to shareholders in
      payment of
      distributions declared
      Class A                              117,781            10,003      123,777
      Class B                              282,817           349,788      213,133
   Cost of shares redeemed
      Class A                             (477,231)          (96,119)    (229,442)
      Class B                           (4,252,503)       (2,912,675)  (1,145,449)
---------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND SHARE
   TRANSACTIONS                        $ 4,279,626       $(1,069,592) $ 3,763,558
---------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                              $ 4,358,556       $(1,080,835) $ 3,767,847
---------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------
At beginning of year                   $25,311,394       $18,658,844  $12,256,351
---------------------------------------------------------------------------------
AT END OF YEAR                         $29,669,950       $17,578,009  $16,024,198
---------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
---------------------------------------------------------------------------------
AT END OF YEAR                         $    41,024       $   (29,172) $   (35,630)
---------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JANUARY 31, 2001

INCREASE (DECREASE) IN NET ASSETS  FLORIDA INSURED FUND  HAWAII FUND  KANSAS FUND
---------------------------------------------------------------------------------
From operations --
   Net investment income               $ 1,091,823       $   769,301  $   527,060
   Net realized loss                      (369,360)         (233,248)     (46,279)
   Net change in unrealized
      appreciation (depreciation)        2,964,215         1,939,492    1,232,522
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                          $ 3,686,678       $ 2,475,545  $ 1,713,303
---------------------------------------------------------------------------------
Distributions to shareholders* --
   From net investment income
      Class A                          $  (259,612)      $   (17,565) $  (137,773)
      Class B                             (864,801)         (740,267)    (386,433)
---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                        $(1,124,413)      $  (757,832) $  (524,206)
---------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                          $   709,271       $   193,744  $   449,555
      Class B                            2,191,257           971,843      643,875
   Net asset value of shares
      issued to shareholders in
      payment of
      distributions declared
      Class A                               73,525            10,161       94,432
      Class B                              303,125           332,664      224,862
   Cost of shares redeemed
      Class A                           (1,727,873)          (37,520)    (158,759)
      Class B                           (4,343,568)       (1,457,202)  (2,209,208)
---------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND SHARE
   TRANSACTIONS                        $(2,794,263)      $    13,690  $  (955,243)
---------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                              $  (231,998)      $ 1,731,403  $   233,854
---------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------
At beginning of year                   $25,543,392       $16,927,441  $12,022,497
---------------------------------------------------------------------------------
AT END OF YEAR                         $25,311,394       $18,658,844  $12,256,351
---------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
---------------------------------------------------------------------------------
AT END OF YEAR                         $    33,088       $    (8,445) $   (15,717)
---------------------------------------------------------------------------------

 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                             FLORIDA INSURED FUND -- CLASS A
                                  ------------------------------------------------------
                                                  YEAR ENDED JANUARY 31,
                                  ------------------------------------------------------
                                      2002(1)(2)          2001        2000        1999
----------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $11.140          $10.070     $11.540     $11.370
----------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------
Net investment income                  $ 0.546          $ 0.527     $ 0.541     $ 0.569
Net realized and unrealized
   gain (loss)                           0.026            1.084      (1.470)      0.153
----------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.572          $ 1.611     $(0.929)    $ 0.722
----------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------
From net investment income             $(0.542)         $(0.541)    $(0.541)    $(0.552)
----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.542)         $(0.541)    $(0.541)    $(0.552)
----------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $11.170          $11.140     $10.070     $11.540
----------------------------------------------------------------------------------------

TOTAL RETURN(3)                           5.24%           16.38%      (8.24)%      6.52%
----------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $ 9,114          $ 5,180     $ 5,629     $ 5,905
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                        0.76%            0.91%       0.69%       0.46%
   Net expenses after
      custodian fee
      reduction(4)                        0.72%            0.87%       0.65%       0.39%
   Net investment income                  4.88%            4.93%       5.02%       4.86%
Portfolio Turnover of the
   Portfolio                                18%               8%         34%          9%
----------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both.
   Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                                                                     0.58%
   Expenses after custodian
      fee reduction(4)                                                             0.51%
   Net investment income                                                           4.74%
Net investment income per
   share                                                                        $ 0.555
----------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by $0.004, decrease net realized and unrealized gains per share by $0.004 and increase the ratio of net investment income to average net assets from 4.84% to 4.88%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                   FLORIDA INSURED FUND -- CLASS B
                                  ------------------------------------------------------------------
                                                        YEAR ENDED JANUARY 31,
                                  ------------------------------------------------------------------
                                      2002(1)(2)          2001        2000        1999        1998
----------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $11.020          $ 9.950     $11.400     $11.230     $10.710
----------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------
Net investment income                  $ 0.460          $ 0.440     $ 0.452     $ 0.467     $ 0.488
Net realized and unrealized
   gain (loss)                           0.022            1.080      (1.456)      0.170       0.511
----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.482          $ 1.520     $(1.004)    $ 0.637     $ 0.999
----------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------
From net investment income             $(0.452)         $(0.450)    $(0.446)    $(0.467)    $(0.479)
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.452)         $(0.450)    $(0.446)    $(0.467)    $(0.479)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $11.050          $11.020     $ 9.950     $11.400     $11.230
----------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.43%           15.57%      (8.97)%      5.82%       9.57%
----------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $20,556          $20,131     $19,914     $22,901     $21,973
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                        1.51%            1.66%       1.50%       1.25%       1.23%
   Net expenses after
      custodian fee
      reduction(4)                        1.47%            1.62%       1.46%       1.18%       1.16%
   Net investment income                  4.15%            4.18%       4.22%       4.15%       4.50%
Portfolio Turnover of the
   Portfolio                                18%               8%         34%          9%         34%
----------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                                                                     1.37%       1.65%
   Expenses after custodian
      fee reduction(4)                                                             1.30%       1.58%
   Net investment income                                                           4.03%       4.08%
Net investment income per
   share                                                                        $ 0.453     $ 0.443
----------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by $0.004, decrease net realized and unrealized gains per share by $0.004 and increase the ratio of net investment income to average net assets from 4.11% to 4.15%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                   HAWAII FUND -- CLASS A
                                  ---------------------------------------------------------
                                                   YEAR ENDED JANUARY 31,
                                  ---------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000        1999
-------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.580            $ 8.690      $10.050     $ 9.930
-------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------
Net investment income                  $ 0.453            $ 0.466      $ 0.487     $ 0.534
Net realized and unrealized
   gain (loss)                           0.005              0.885       (1.362)      0.078
-------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.458            $ 1.351      $(0.875)    $ 0.612
-------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------
From net investment income             $(0.458)           $(0.461)     $(0.485)    $(0.492)
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.458)           $(0.461)     $(0.485)    $(0.492)
-------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.580            $ 9.580      $ 8.690     $10.050
-------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.87%             15.91%       (8.95)%      6.34%
-------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
-------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $   537            $   458      $   258     $   259
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                        0.97%              0.77%        0.48%       0.45%
   Net expenses after
      custodian fee
      reduction(4)                        0.94%              0.70%        0.46%       0.41%
   Net investment income                  4.70%              5.07%        5.20%       5.35%
Portfolio Turnover of the
   Portfolio                                22%                13%          20%         29%
-------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both.
   Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                                               0.82%        0.84%       0.69%
   Expenses after custodian
      fee reduction(4)                                       0.75%        0.82%       0.65%
   Net investment income                                     5.02%        4.84%       5.11%
Net investment income per
   share                                                  $ 0.461      $ 0.453     $ 0.510
-------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 4.67% to 4.70%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                         HAWAII FUND -- CLASS B
                                  ---------------------------------------------------------------------
                                                         YEAR ENDED JANUARY 31,
                                  ---------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000        1999        1998
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.720            $ 8.820      $10.200     $10.130     $ 9.730
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.389            $ 0.404      $ 0.430     $ 0.431     $ 0.441
Net realized and unrealized
   gain (loss)                           0.006              0.896       (1.388)      0.090       0.418
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.395            $ 1.300      $(0.958)    $ 0.521     $ 0.859
-------------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------------
From net investment income             $(0.395)           $(0.400)     $(0.422)    $(0.451)    $(0.459)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.395)           $(0.400)     $(0.422)    $(0.451)    $(0.459)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.720            $ 9.720      $ 8.820     $10.200     $10.130
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.11%             15.00%       (9.58)%      5.29%       9.08%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $17,041            $18,200      $16,669     $19,848     $19,401
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                        1.73%              1.54%        1.20%       1.18%       1.27%
   Net expenses after
      custodian fee
      reduction(4)                        1.70%              1.47%        1.18%       1.14%       1.24%
   Net investment income                  3.98%              4.35%        4.51%       4.27%       4.47%
Portfolio Turnover of the
   Portfolio                                22%                13%          20%         29%         27%
-------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                                               1.59%        1.56%       1.42%       1.70%
   Expenses after custodian
      fee reduction(4)                                       1.52%        1.54%       1.38%       1.67%
   Net investment income                                     4.30%        4.15%       4.03%       4.04%
Net investment income per
   share                                                  $ 0.399      $ 0.396     $ 0.407     $ 0.399
-------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 3.95% to 3.98%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                      KANSAS FUND -- CLASS A
                                  ---------------------------------------------------------------
                                                      YEAR ENDED JANUARY 31,
                                  ---------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999(2)
-------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $10.200            $ 9.230        $10.470        $10.460
-------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------
Net investment income                  $ 0.458            $ 0.488        $ 0.505        $ 0.505
Net realized and unrealized
   gain (loss)                           0.042              0.976         (1.231)         0.082
-------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.500            $ 1.464        $(0.726)       $ 0.587
-------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------
From net investment income             $(0.470)           $(0.494)       $(0.509)       $(0.517)
From net realized gain                      --                 --         (0.005)        (0.060)
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.470)           $(0.494)       $(0.514)       $(0.577)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.230            $10.200        $ 9.230        $10.470
-------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.98%             16.25%         (7.12)%         5.77%
-------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
-------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $ 6,091            $ 3,110        $ 2,455        $ 1,561
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                        1.03%              0.74%          0.53%          0.49%
   Net expenses after
      custodian fee
      reduction(4)                        0.99%              0.73%          0.48%          0.43%
   Net investment income                  4.46%              5.03%          5.12%          4.83%
Portfolio Turnover of the
   Portfolio                                18%                 7%            24%            33%
-------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.06%              0.98%          0.97%          0.79%
   Expenses after custodian
      fee reduction(4)                    1.02%              0.97%          0.92%          0.73%
   Net investment income                  4.43%              4.79%          4.68%          4.53%
Net investment income per
   share                               $ 0.455            $ 0.465        $ 0.462        $ 0.474
-------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by $0.007, decrease net realized and unrealized gains per share by $0.007 and increase the ratio of net investment income to average net assets from 4.39% to 4.46%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            KANSAS FUND -- CLASS B
                                  ---------------------------------------------------------------------------
                                                            YEAR ENDED JANUARY 31,
                                  ---------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999(2)        1998
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $10.120            $ 9.140        $10.370        $10.380      $10.080
-------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.380            $ 0.415        $ 0.424        $ 0.429      $ 0.458
Net realized and unrealized
   gain (loss)                           0.029              0.975         (1.225)         0.071        0.414
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.409            $ 1.390        $(0.801)       $ 0.500      $ 0.872
-------------------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------------------
From net investment income             $(0.389)           $(0.410)       $(0.424)       $(0.450)     $(0.462)
From net realized gain                      --                 --         (0.005)        (0.060)      (0.110)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.389)           $(0.410)       $(0.429)       $(0.510)     $(0.572)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.140            $10.120        $ 9.140        $10.370      $10.380
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.09%             15.51%         (7.87)%         4.96%        8.87%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $ 9,933            $ 9,147        $ 9,568        $11,223      $10,050
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                        1.78%              1.48%          1.33%          1.28%        1.38%
   Net expenses after
      custodian fee
      reduction(4)                        1.74%              1.47%          1.28%          1.22%        1.33%
   Net investment income                  3.74%              4.32%          4.32%          4.14%        4.48%
Portfolio Turnover of the
   Portfolio                                18%                 7%            24%            33%          17%
-------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.81%              1.72%          1.77%          1.58%        1.90%
   Expenses after custodian
      fee reduction(4)                    1.77%              1.71%          1.72%          1.52%        1.85%
   Net investment income                  3.71%              4.08%          3.88%          3.84%        3.96%
Net investment income per
   share                               $ 0.378            $ 0.392        $ 0.381        $ 0.398      $ 0.405
-------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by $0.007, decrease net realized and unrealized gains per share by $0.007 and increase the ratio of net investment income to average net assets from 3.67% to 3.74%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipals Trust II (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of four Funds, each diversified, three of which are included in these financial statements. They include Eaton Vance Florida Insured Municipals Fund (Florida Insured Fund), Eaton Vance Hawaii Municipals Fund (Hawaii Fund) and Eaton Vance Kansas Municipals Fund (Kansas Fund). The Funds offer two classes of shares.
   Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The Florida Insured Fund invests its assets in the Florida Insured Municipals Portfolio, the Hawaii Fund invests its assets in the Hawaii Municipals Portfolio and the Kansas Fund invests its assets in the Kansas Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (99.4%, 99.1%, and 99.0% at January 31, 2002 for Florida Insured Fund, Hawaii Fund and Kansas Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Effective February 1, 2001, the Funds, through their investment in the Portfolios, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed-income securities using the interest method of amortization. Prior to February 1, 2001, the Funds, through their investment in the Portfolios, amortized premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change had no impact on the Funds' net assets, but resulted in the following reclassification of the components of net assets as of February 1, 2001, based on securities held by the Portfolios as of that date:

                                              INCREASE IN COST   DECREASE IN
                                               OF INVESTMENT    NET UNREALIZED
    FUND                                        IN PORTFOLIO     APPRECIATION
    --------------------------------------------------------------------------
    Florida Insured                               $15,243          $(15,243)
    Hawaii                                         23,676           (23,676)
    Kansas                                         28,267           (28,267)

   The effect of this change for the year ended January 31, 2002 was to increase net investment income, decrease net realized gain, and decrease net unrealized appreciation by the following amounts:

                                              NET INVESTMENT  NET REALIZED  NET UNREALIZED
    FUND                                          INCOME          GAIN       APPRECIATION
    --------------------------------------------------------------------------------------
    Florida Insured                               $9,892        $(8,455)       $(1,437)
    Hawaii                                         5,909         (3,050)        (2,859)
    Kansas                                         9,078            (70)        (9,008)

   The statement of change in net assets and financial highlights for prior periods have not been restated to reflect these changes in policy.

 C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At January 31, 2002, the Funds,

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers for each Fund are as follows:

    FUND                                       AMOUNT        EXPIRES
    ---------------------------------------------------------------------
    Florida Insured                           $ 32,368  January 31, 2010
                                               375,493  January 31, 2009
                                               120,174  January 31, 2008
    Hawaii                                     201,940  January 31, 2009
                                                75,392  January 31, 2008
                                                26,381  January 31, 2005
                                               182,111  January 31, 2004
    Kansas                                      53,521  January 31, 2009
                                                15,614  January 31, 2008

   At January 31, 2002, the undistributed net income on a tax basis was $115,925, $3,374, and $3,210 for the Florida Insured Fund, Hawaii Fund and Kansas Fund, respectively. The Funds did not have any undistributed long-term gains at January 31, 2002.

   Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

   Additionally, at January 31, 2002, Kansas Fund had net capital losses of $3,758 attributable to security transactions incurred after October 31, 2001. These net capital losses are treated as arising on the first day of the Fund's current taxable year.

 D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds and Portfolios maintain with IBT. All significant credit balances used to reduce the Funds' custodian fees are reported as a reduction of operating expenses in the statements of operations.

 F Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash.

   The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

                                                  FLORIDA INSURED
                                              ------------------------
                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS A                                      2002         2001
    ------------------------------------------------------------------
    Sales                                        382,987       65,771
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  10,528        6,965
    Redemptions                                  (42,857)    (166,823)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                      350,658      (94,087)
    ------------------------------------------------------------------

                                                  FLORIDA INSURED
                                              ------------------------
                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS B                                      2002         2001
    ------------------------------------------------------------------
    Sales                                        391,825      211,457
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  25,574       28,895
    Redemptions                                 (384,506)    (414,012)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                       32,893     (173,660)
    ------------------------------------------------------------------

                                                       HAWAII
                                              ------------------------
                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS A                                      2002         2001
    ------------------------------------------------------------------
    Sales                                         17,085       21,332
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   1,041        1,112
    Redemptions                                   (9,998)      (4,286)
    ------------------------------------------------------------------
    NET INCREASE                                   8,128       18,158
    ------------------------------------------------------------------

                                                       HAWAII
                                              ------------------------
                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS B                                      2002         2001
    ------------------------------------------------------------------
    Sales                                        144,702      102,980
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  35,816       35,872
    Redemptions                                 (298,835)    (157,209)
    ------------------------------------------------------------------
    NET DECREASE                                (118,317)     (18,357)
    ------------------------------------------------------------------

                                                       KANSAS
                                              ------------------------
                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS A                                      2002         2001
    ------------------------------------------------------------------
    Sales                                        301,291       44,924
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  12,056        9,733
    Redemptions                                  (22,518)     (15,841)
    ------------------------------------------------------------------
    NET INCREASE                                 290,829       38,816
    ------------------------------------------------------------------

                                                       KANSAS
                                              ------------------------
                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS B                                      2002         2001
    ------------------------------------------------------------------
    Sales                                        167,348       66,572
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  20,944       23,390
    Redemptions                                 (112,533)    (232,531)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                       75,759     (142,569)
    ------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of the investment adviser fee earned by BMR. The Funds were informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $4,882, $441 and $2,665 as its portion of the sales charge on sales of Class A shares from Florida Insured Fund, Hawaii Fund and Kansas Fund, respectively, for the year ended
   January 31, 2002.

   Certain officers and Trustees of the Funds and of the Portfolios are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   Each Fund has in effect a distribution plan for Class B (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, and a service plan for Class A (Class A Plan), (collectively, the Plans). The Class B Plan requires each Fund to pay EVD amounts equal to

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   0.75% of each Fund's average daily net assets attributable to Class B shares, for providing ongoing distribution services and facilities to the respective Fund. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Class B and, accordingly, reduces net assets. For the year ended January 31, 2002, the Class B shares of the Florida Insured Fund, Hawaii Fund and Kansas Fund paid $152,891, $128,088 and $72,423, respectively, to EVD, representing 0.75% of each Fund's Class B average daily net assets. At January 31, 2002, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for Florida Insured Fund, Hawaii Fund and Kansas Fund were approximately $637,000, $565,000 and
   $308,000, respectively.
   The Plans authorize each Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.20% of each Fund's average daily net assets attributable to Class A and Class B shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended January 31, 2002 for the Florida Insured Fund, Hawaii Fund and Kansas Fund amounted to $15,647, $1,036, and $8,648, respectively, for Class A shares, and $40,771, $34,207 and $19,263, respectively, for Class B shares.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on Class B shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $31,000, $17,000 and $20,000 of CDSC paid by Class B shareholders of Florida Insured Fund, Hawaii Fund and Kansas Fund, respectively, for the year ended January 31, 2002.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended January 31, 2002 were as follows:

    FLORIDA INSURED
    ----------------------------------------------------
    Increases                                 $8,581,953
    Decreases                                  5,759,963

    HAWAII
    ----------------------------------------------------
    Increases                                 $1,579,198
    Decreases                                  3,616,590

    KANSAS
    ----------------------------------------------------
    Increases                                 $4,781,269
    Decreases                                  1,606,996

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE MUNICIPALS TRUST II:
---------------------------------------------

We have audited the accompanying statements of assets and liabilities of Eaton Vance Florida Insured Municipals Fund, Eaton Vance Hawaii Municipals Fund and Eaton Vance Kansas Municipals Fund (certain of the series constituting Eaton Vance Municipals Trust II) (the "Trust") as of January 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Eaton Vance Municipals Trust II as of January 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 8, 2002

FLORIDA INSURED MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.5%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Escrowed / Prerefunded -- 4.0%
------------------------------------------------------------------------
     $1,160        Dade County, Professional Sports
                   Franchise, (MBIA), Escrowed to Maturity,
                   0.00%, 10/1/19                            $   462,515
        250        Orange, Tourist Development Tax, (MBIA),
                   Prerefunded to 10/1/04, 6.00%, 10/1/24        277,692
        400        Titusville Water and Sewer, (MBIA),
                   Prerefunded to 10/1/04, 6.00%, 10/1/24        444,308
------------------------------------------------------------------------
                                                             $ 1,184,515
------------------------------------------------------------------------
Housing -- 11.9%
------------------------------------------------------------------------
     $  235        Duval County, HFA, SFMR, (GNMA), (AMT),
                   6.70%, 10/1/26                            $   244,097
        750        Escambia County, HFA, SFMR, (GNMA),
                   (AMT), 7.00%, 4/1/28                          791,925
        620        Manatee County, HFA, SFMR, (GNMA),
                   (AMT), 6.875%, 11/1/26                        686,941
        980        Pinellas County, HFA, SFMR, (GNMA),
                   (AMT), 5.80%, 3/1/29                        1,002,540
        795        Pinellas County, HFA, SFMR, (GNMA),
                   (AMT), 6.70%, 2/1/28                          831,626
------------------------------------------------------------------------
                                                             $ 3,557,129
------------------------------------------------------------------------
Insured-Certificates of Participation -- 1.6%
------------------------------------------------------------------------
     $  500        Broward County, School Board,
                   Certificates of Participation, (FSA),
                   5.00%, 7/1/26                             $   489,285
------------------------------------------------------------------------
                                                             $   489,285
------------------------------------------------------------------------
Insured-Education -- 4.6%
------------------------------------------------------------------------
     $1,500        Florida State University, System
                   Improvement Revenue, (AMBAC),
                   4.50%, 7/1/23                             $ 1,367,985
------------------------------------------------------------------------
                                                             $ 1,367,985
------------------------------------------------------------------------
Insured-Electric Utilities -- 5.7%
------------------------------------------------------------------------
     $  445        Citrus County, PCR, (Florida Power
                   Corp.), (MBIA), 6.35%, 2/1/22             $   462,177
        750        Lakeland, Electric and Water, (MBIA),
                   5.00%, 10/1/28                                733,522
        500        Lakeland, Energy System, (MBIA),
                   5.50%, 10/1/40                                515,385
------------------------------------------------------------------------
                                                             $ 1,711,084
------------------------------------------------------------------------
Insured-Hospital -- 3.6%
------------------------------------------------------------------------
     $  200        Dade, Public Facilities Board, (Jackson
                   Memorial Hospital), (MBIA),
                   4.875%, 6/1/15                            $   200,474
        350        Miami Dade County, Health Facilities
                   Authority, (Miami Children's Hospital),
                   (AMBAC), 5.125%, 8/15/26                      347,095
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Hospital (continued)
------------------------------------------------------------------------
     $  500        Sarasota County, Public Hospital Board,
                   (Sarasota Memorial Hospital), (MBIA),
                   5.50%, 7/1/28                             $   531,840
------------------------------------------------------------------------
                                                             $ 1,079,409
------------------------------------------------------------------------
Insured-Housing -- 7.0%
------------------------------------------------------------------------
     $  500        Florida HFA, (Maitland Club Apartments),
                   (AMBAC), (AMT), 6.875%, 8/1/26            $   526,565
      1,000        Florida HFA, (Mariner Club Apartments),
                   (AMBAC), (AMT), 6.375%, 9/1/36(1)           1,045,870
        500        Florida HFA, (Spinnaker Cove
                   Apartments), (AMBAC), (AMT),
                   6.50%, 7/1/36                                 525,595
------------------------------------------------------------------------
                                                             $ 2,098,030
------------------------------------------------------------------------
Insured-Miscellaneous -- 1.7%
------------------------------------------------------------------------
     $  500        St. John's County, IDA, (Professional
                   Golf), (MBIA), 5.00%, 9/1/23              $   493,805
------------------------------------------------------------------------
                                                             $   493,805
------------------------------------------------------------------------
Insured-Resource Recovery -- 1.7%
------------------------------------------------------------------------
     $  500        Dade County Resource Recovery
                   Facilities, (AMBAC), (AMT),
                   5.50%, 10/1/13                            $   519,010
------------------------------------------------------------------------
                                                             $   519,010
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 21.7%
------------------------------------------------------------------------
     $  380        Celebration Community Development
                   District, (MBIA), 5.125%, 5/1/20          $   381,915
        750        Crossings at Fleming Island Community
                   Development District, (MBIA),
                   5.80%, 5/1/16                                 813,345
        415        Dade County, Special Obligations,
                   Residual Certificates, (AMBAC), Variable
                   Rate, 10/1/35(2)(3)                           381,904
        980        Jacksonville Sales Tax, (AMBAC),
                   5.00%, 10/1/30                                957,313
        500        Jacksonville, Capital Improvement
                   Revenue, (Stadium), (AMBAC),
                   4.75%, 10/1/25                                471,160
        500        Miami-Dade County, Special Obligations,
                   (MBIA), 5.00%, 10/1/37                        485,075
        465        Polk County, Transportaion Improvements,
                   (FSA), 5.25%, 12/1/22                         471,566
        330        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(2)(3)                                  342,276
        250        Puerto Rico Public Finance Corp.,
                   (AMBAC), Variable Rate, 6/1/26(2)(4)          244,760
        505        St. Petersburg Excise Tax, (FGIC),
                   5.00%, 10/1/16                                506,651
        340        Sunrise Public Facilities Sales Tax,
                   (MBIA), 0.00%, 10/1/15                        172,091
      1,625        Tampa, Utility Tax, (AMBAC),
                   0.00%, 4/1/21                                 587,958

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA INSURED MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Special Tax Revenue (continued)
------------------------------------------------------------------------
     $1,950        Tampa, Utility Tax, (AMBAC),
                   0.00%, 10/1/21                            $   687,083
------------------------------------------------------------------------
                                                             $ 6,503,097
------------------------------------------------------------------------
Insured-Transportation -- 8.5%
------------------------------------------------------------------------
     $  500        Dade County Aviation Facilities, (Miami
                   International Airport), (FSA), (AMT),
                   5.125%, 10/1/22                           $   491,830
        500        Dade County, Seaport, (MBIA),
                   5.125%, 10/1/16                               508,430
        750        Florida Turnpike Authority, (Department
                   of Transportation), (FGIC),
                   4.50%, 7/1/27                                 674,445
        400        Greater Orlando, Aviation Authority,
                   (FGIC), Variable Rate, 10/1/18(2)(3)          406,132
        500        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 4.75%, 7/1/38              465,305
------------------------------------------------------------------------
                                                             $ 2,546,142
------------------------------------------------------------------------
Insured-Water and Sewer -- 26.5%
------------------------------------------------------------------------
     $  600        Cocoa, Water and Sewer, (FGIC),
                   4.50%, 10/1/22                            $   551,070
        735        Enterprise Community Development
                   District, Water and Sewer, (MBIA),
                   6.125%, 5/1/24                                783,510
        250        Florida Governmental Utility Authority,
                   (Barefoot Bay Utility System), (AMBAC),
                   5.00%, 10/1/29                                244,305
      1,000        Jacksonville, Water and Sewer, (AMBAC),
                   (AMT), 6.35%, 8/1/25                        1,003,680
      1,000        Lee County, IDA, (Bonita Springs
                   Utilities), (MBIA), (AMT),
                   6.05%, 11/1/20                              1,061,960
        750        Lee County, Water and Sewer, (AMBAC),
                   5.00%, 10/1/29                                732,915
      1,000        Marion County, Utility System, (FGIC),
                   5.00%, 12/1/31                                974,960
      1,000        Sunrise Utilities Systems, (AMBAC),
                   5.00%, 10/1/28                                989,470
        250        Tallahassee, Consolidated Utility
                   System, (FGIC), 5.50%, 10/1/19                268,963
        375        Tampa Bay, Water Utility System, (FGIC),
                   Variable Rate, 10/1/27(2)(4)                  326,220
      1,000        Vero Beach, Water and Sewer, (FGIC),
                   5.00%, 12/1/21                                988,160
------------------------------------------------------------------------
                                                             $ 7,925,213
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.5%
   (identified cost $28,023,945)                             $29,474,704
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.5%                       $   443,209
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $29,917,913
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2002, 87.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 6.1% to 36.1% of total investments.

 At January 31, 2002, the Portfolio's insured securities by financial institution are as follows:

                                                          % OF
                                      MARKET VALUE    MARKET VALUE
------------------------------------------------------------------
American Municipal Bond Assurance
Corp. (AMBAC)                         $10,632,668        36.1%
Financial Guaranty Insurance Corp.
(FGIC)                                  4,696,601        15.9%
Financial Security Assurance (FSA)      1,794,957         6.1%
Municipal Bond Insurance Association
(MBIA)                                  8,793,349        29.8%
------------------------------------------------------------------
                                      $25,917,575        87.9%

 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (3)  Security has been issued as a leveraged inverse floater bond.

 (4)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

HAWAII MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 96.7%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Electric Utilities -- 3.9%
------------------------------------------------------------------------
     $1,500        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                             $   684,930
------------------------------------------------------------------------
                                                             $   684,930
------------------------------------------------------------------------
Escrowed / Prerefunded -- 1.9%
------------------------------------------------------------------------
     $  305        Kauai County, (MBIA), Prerefunded to
                   2/1/04, 5.90%, 2/1/14                     $   331,718
------------------------------------------------------------------------
                                                             $   331,718
------------------------------------------------------------------------
General Obligations -- 8.2%
------------------------------------------------------------------------
     $  750        Honolulu, 4.75%, 9/1/17                   $   743,857
        575        Maui County, 5.00%, 3/1/21                    564,914
        285        Puerto Rico, 0.00%, 7/1/15                    147,810
------------------------------------------------------------------------
                                                             $ 1,456,581
------------------------------------------------------------------------
Hospital -- 9.0%
------------------------------------------------------------------------
     $  620        Hawaii Department of Budget and Finance,
                   (Queens Health System), 5.75%, 7/1/26     $   624,092
        615        Hawaii Department of Budget and Finance,
                   (Wahiawa General Hospital),
                   7.50%, 7/1/12                                 559,761
        300        Hawaii Department of Budget and Finance,
                   (Wilcox Memorial Hospital),
                   5.35%, 7/1/18                                 280,986
        150        Hawaii Department of Budget and Finance,
                   (Wilcox Memorial Hospital),
                   5.50%, 7/1/28                                 137,520
------------------------------------------------------------------------
                                                             $ 1,602,359
------------------------------------------------------------------------
Housing -- 6.7%
------------------------------------------------------------------------
     $   25        Guam Housing Corp., Single Family,
                   (AMT), 5.75%, 9/1/31                      $    25,795
      1,000        Hawaii Housing Finance and Development,
                   Single Family, 5.90%, 7/1/27(1)             1,022,040
        145        Hawaii Housing Finance and Development,
                   Single Family, (AMT), 6.00%, 7/1/26           148,199
------------------------------------------------------------------------
                                                             $ 1,196,034
------------------------------------------------------------------------
Industrial Development Revenue -- 2.6%
------------------------------------------------------------------------
     $  385        Hawaii Department of Transportation
                   Special Facilities, (Continental
                   Airlines), 7.00%, 6/1/20                  $   317,602
        180        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.30%, 6/1/23               143,199
------------------------------------------------------------------------
                                                             $   460,801
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Education -- 11.5%
------------------------------------------------------------------------
     $  500        Hawaii State Housing Development Corp.,
                   (University of Hawaii), (AMBAC),
                   5.65%, 10/1/16                            $   520,215
        500        University of Hawaii Board of Regents,
                   University System, (AMBAC),
                   5.65%, 10/1/12                                523,410
        240        University of Hawaii Board of Regents,
                   University System, (FSA),
                   5.00%, 10/1/18                                240,074
        250        University of Hawaii Board of Regents,
                   University System, (FSA),
                   5.25%, 10/1/16                                258,115
        100        University of Hawaii Board of Regents,
                   University System, (FSA),
                   5.25%, 10/1/17                                102,392
        400        University of Puerto Rico, (MBIA),
                   5.375%, 6/1/30                                405,208
------------------------------------------------------------------------
                                                             $ 2,049,414
------------------------------------------------------------------------
Insured-Electric Utilities -- 0.6%
------------------------------------------------------------------------
     $  100        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(2)  $   107,500
------------------------------------------------------------------------
                                                             $   107,500
------------------------------------------------------------------------
Insured-General Obligations -- 10.6%
------------------------------------------------------------------------
     $  350        Hawaii County, (FGIC), 5.125%, 7/15/21    $   350,511
        350        Hawaii County, (FGIC), 5.55%, 5/1/10          381,997
        375        Hawaii, (MBIA), 5.00%, 4/1/17                 376,346
        375        Hawaii, (MBIA), 5.25%, 10/1/20                380,055
        400        Kauai County, (MBIA), 5.00%, 8/1/24           389,720
------------------------------------------------------------------------
                                                             $ 1,878,629
------------------------------------------------------------------------
Insured-Hospital -- 0.6%
------------------------------------------------------------------------
     $  100        Hawaii Department of Budget and Finance,
                   (St. Francis Medical Center), (FSA),
                   6.50%, 7/1/22                             $   103,529
------------------------------------------------------------------------
                                                             $   103,529
------------------------------------------------------------------------
Insured-Housing -- 2.7%
------------------------------------------------------------------------
     $  465        Honolulu, City and County Mortgage
                   Revenue, (FHA Insured) (MBIA),
                   7.80%, 7/1/24                             $   470,389
------------------------------------------------------------------------
                                                             $   470,389
------------------------------------------------------------------------
Insured-Industrial Development Revenue -- 4.5%
------------------------------------------------------------------------
     $  250        Hawaii Department of Budget and Finance,
                   (Hawaiian Electric Co.), (AMBAC), (AMT),
                   5.75%, 12/1/18                            $   262,237
        500        Hawaii Department of Budget and Finance,
                   (Hawaiian Electric Co.), (MBIA), (AMT),
                   6.60%, 1/1/25                                 544,865
------------------------------------------------------------------------
                                                             $   807,102
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HAWAII MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 3.4%
------------------------------------------------------------------------
     $  200        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(2)(3)                              $   194,386
        210        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(4)                                     201,159
        200        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(3)(4)                                  207,440
------------------------------------------------------------------------
                                                             $   602,985
------------------------------------------------------------------------
Insured-Transportation -- 15.6%
------------------------------------------------------------------------
     $  500        Hawaii Airports System, (FGIC), (AMT),
                   5.25%, 7/1/21                             $   497,265
        100        Hawaii Airports System, (MBIA), (AMT),
                   6.90%, 7/1/12                                 117,303
        650        Hawaii Harbor Revenue, (FGIC), (AMT),
                   6.375%, 7/1/24                                706,986
        250        Hawaii Highway, (FSA), 5.00%, 7/1/22          244,638
      1,300        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38             1,209,793
------------------------------------------------------------------------
                                                             $ 2,775,985
------------------------------------------------------------------------
Insured-Water and Sewer -- 9.3%
------------------------------------------------------------------------
     $  600        Honolulu, City and County Board Water
                   Supply Systems, (FSA), 5.25%, 7/1/31      $   600,636
      1,000        Honolulu, City and County Wastewater
                   Systems, (FGIC), 0.00%, 7/1/18                415,510
        730        Honolulu, City and County Wastewater
                   Systems, (FGIC), 4.50%, 7/1/28                644,524
------------------------------------------------------------------------
                                                             $ 1,660,670
------------------------------------------------------------------------
Special Tax Revenue -- 2.7%
------------------------------------------------------------------------
     $  200        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/34(3)(4)   $   224,270
        250        Virgin Islands Public Facilities
                   Authority, 5.625%, 10/1/25                    251,425
------------------------------------------------------------------------
                                                             $   475,695
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Transportation -- 2.9%
------------------------------------------------------------------------
     $  250        Hawaii Highway Revenue, 5.00%, 7/1/12     $   254,108
        250        Hawaii Highway Revenue, 5.50%, 7/1/18         267,505
------------------------------------------------------------------------
                                                             $   521,613
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 96.7%
   (identified cost $16,546,055)                             $17,185,934
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.3%                       $   591,326
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $17,777,260
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Hawaii municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2002, 62.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 9.9% to 17.9% of total investments.

 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

 (2)  Security has been issued as an inverse floater bond.

 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (4)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

KANSAS MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.5%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Escrowed / Prerefunded -- 6.5%
------------------------------------------------------------------------
     $   65        Kansas City, Utility System, (FGIC),
                   Prerefunded to 9/01/04, 6.375%, 9/1/23    $    72,599
        415        Labette County, SFMR, Escrowed to
                   Maturity, 0.00%, 12/1/14                      222,133
      1,000        Saline County, SFMR, Escrowed to
                   Maturity, 0.00%, 12/1/15                      503,660
        230        Sedgwick County, Unified School District
                   #267, (AMBAC), Prerefunded to 11/1/05,
                   6.15%, 11/1/10                                256,238
------------------------------------------------------------------------
                                                             $ 1,054,630
------------------------------------------------------------------------
General Obligations -- 3.7%
------------------------------------------------------------------------
     $  500        Johnson County, Unified School District
                   #229, 5.00%, 10/1/16                      $   503,040
        250        Puerto Rico, 0.00%, 7/1/18                    106,807
------------------------------------------------------------------------
                                                             $   609,847
------------------------------------------------------------------------
Hospital -- 9.2%
------------------------------------------------------------------------
     $  225        Atchison, (Atchison Hospital Assn.),
                   5.70%, 11/15/18                           $   190,071
        250        Lawrence, (Lawrence Memorial Hospital),
                   6.20%, 7/1/19                                 253,000
        300        Newton, (Newton Healthcare Corp.),
                   5.75%, 11/15/24                               271,104
        250        Sedgwick County, Health Care Facility,
                   (Catholic Care Center, Inc.),
                   5.875%, 11/15/31                              253,182
        500        Wichita, (Christi Health Systems, Inc.),
                   6.25%, 11/15/24                               525,915
------------------------------------------------------------------------
                                                             $ 1,493,272
------------------------------------------------------------------------
Housing -- 8.2%
------------------------------------------------------------------------
     $   45        Kansas City, Mortgage Revenue, (GNMA),
                   (AMT), 5.30%, 5/1/07                      $    45,508
         55        Kansas City, Mortgage Revenue, (GNMA),
                   (AMT), 5.30%, 11/1/07                          55,658
        190        Kansas City, Mortgage Revenue, (GNMA),
                   (AMT), 7.00%, 12/1/11                         193,809
        100        Kansas Development Finance Authority,
                   (FHA), (Martin Creek), 6.60%, 8/1/34          102,064
         30        Olathe and Labette County, SFMR, (GNMA),
                   (AMT), 8.10%, 8/1/23                           32,424
         55        Olathe, Mortgage Revenue, (GNMA), (AMT),
                   7.60%, 3/1/07                                  55,976
        250        Olathe, Multifamily, (Deerfield Apts.),
                   (FNMA), 6.45%, 6/1/19                         259,257
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Housing (continued)
------------------------------------------------------------------------
     $   95        Puerto Rico Housing Finance Corp.,
                   7.50%, 10/1/11                            $    95,223
        200        Puerto Rico Housing Finance Corp.,
                   7.50%, 4/1/22                                 208,492
         90        Sedgwick and Shawnee Counties, SFMR,
                   (GNMA), 7.75%, 11/1/24                         98,286
        165        Sedgwick County, SFMR, (GNMA),
                   8.00%, 5/1/25                                 178,504
         15        Sedgwick County, SFMR, (GNMA),
                   8.20%, 5/1/14                                  16,055
------------------------------------------------------------------------
                                                             $ 1,341,256
------------------------------------------------------------------------
Industrial Development Revenue -- 2.4%
------------------------------------------------------------------------
     $  500        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26           $   390,505
------------------------------------------------------------------------
                                                             $   390,505
------------------------------------------------------------------------
Insured-Education -- 3.9%
------------------------------------------------------------------------
     $  100        Kansas Development Finance Authority,
                   (Kansas Board of Regents), (AMBAC),
                   5.00%, 4/1/14                             $   104,115
        500        Washburn University, Topeka, (Living
                   Learning Center), (AMBAC),
                   6.125%, 7/1/29                                537,520
------------------------------------------------------------------------
                                                             $   641,635
------------------------------------------------------------------------
Insured-Electric Utilities -- 12.4%
------------------------------------------------------------------------
     $  345        Burlington, PCR, (Kansas Gas & Electric
                   Co.), (MBIA), 7.00%, 6/1/31               $   356,419
        135        Kansas City, Utility System, (FGIC),
                   6.375%, 9/1/23                                148,442
        250        Pratt, Electric System, (AMBAC),
                   5.25%, 5/1/18                                 253,572
        650        Puerto Rico Electric Power Authority,
                   (FSA), 4.75%, 7/1/24                          621,042
        150        Puerto Rico Electric Power Authority,
                   (FSA), 5.25%, 7/1/29                          151,603
        375        Puerto Rico Electric Power Authority,
                   (FSA), Variable Rate, 7/1/29(1)(2)            383,018
        100        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/02(1)      102,250
------------------------------------------------------------------------
                                                             $ 2,016,346
------------------------------------------------------------------------
Insured-General Obligations -- 14.2%
------------------------------------------------------------------------
     $  250        Butler and Sedgwick County, Unified
                   School District #385, (FGIC),
                   5.00%, 9/1/19                             $   248,975
        250        Butler and Sedgwick County, Unified
                   School District #385, (FSA),
                   5.40%, 9/1/18                                 258,068
        200        Johnson County, Unified School District
                   #231, (FGIC), 6.00%, 10/1/16                  226,746

                       SEE NOTES TO FINANCIAL STATEMENTS

KANSAS MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-General Obligations (continued)
------------------------------------------------------------------------
     $  250        Johnson County, Unified School District
                   #232, (FSA), 4.75%, 9/1/19                $   241,743
        300        Johnson County, Unified School District
                   #233, (FGIC), 5.50%, 9/1/17                   323,703
        250        Johnson County, Unified School District
                   #233, (FSA), 5.05%, 11/15/21                  247,053
        500        Sedgwick County, Unified School District
                   #267, (AMBAC), 5.00%, 11/1/19                 497,925
        250        Sedgwick County, Unified School District
                   #267, (AMBAC), 6.15%, 11/1/09                 278,520
------------------------------------------------------------------------
                                                             $ 2,322,733
------------------------------------------------------------------------
Insured-Hospital -- 16.3%
------------------------------------------------------------------------
     $  250        Kansas Development Finance Authority,
                   (Hays Medical Center, Inc.), (MBIA),
                   5.50%, 11/15/22                           $   254,248
        500        Kansas Development Finance Authority,
                   (Sisters Of Charity - Leavenworth),
                   (MBIA), 5.00%, 12/1/25                        486,060
        500        Kansas Development Finance Authority,
                   (St. Luke's/ Shawnee Mission), (MBIA),
                   5.375%, 11/15/26                              504,765
        500        Kansas Development Finance Authority,
                   (Stormont Vail Healthcare) (MBIA),
                   5.80%, 11/15/11                               554,340
        600        Kansas Development Finance Authority,
                   (Stormont-Vail Healthcare), (MBIA),
                   5.375%, 11/15/24                              608,154
        250        Manhattan Hospital, (Mercy Health
                   Center), (FSA), 5.20%, 8/15/26                249,823
------------------------------------------------------------------------
                                                             $ 2,657,390
------------------------------------------------------------------------
Insured-Industrial Development Revenue -- 1.6%
------------------------------------------------------------------------
     $  250        Kansas Development Finance Authority,
                   (7th and Harrison Project), (AMBAC),
                   5.75%, 12/1/27                            $   261,945
------------------------------------------------------------------------
                                                             $   261,945
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 3.1%
------------------------------------------------------------------------
     $  525        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(3)                                 $   502,898
------------------------------------------------------------------------
                                                             $   502,898
------------------------------------------------------------------------
Insured-Transportation -- 3.4%
------------------------------------------------------------------------
     $  600        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 4.75%, 7/1/38          $   558,366
------------------------------------------------------------------------
                                                             $   558,366
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Water and Sewer -- 8.0%
------------------------------------------------------------------------
     $  500        Topeka, Water Pollution Control Utility
                   System, (FGIC), 5.40%, 8/1/31             $   505,395
        200        Wellington Electric, Waterworks, and
                   Sewer Utilities System, (AMBAC),
                   5.20%, 5/1/23                                 201,414
        400        Wyandotte County & Kansas City Unified
                   Government Utility System, (MBIA),
                   4.50%, 9/1/28                                 354,220
        250        Wyandotte County & Kansas City Unified
                   Government Utility System, (MBIA),
                   5.00%, 5/1/21                                 248,423
------------------------------------------------------------------------
                                                             $ 1,309,452
------------------------------------------------------------------------
Transportation -- 3.4%
------------------------------------------------------------------------
     $  550        Kansas Highway Transportation
                   Department, 5.25%, 9/1/19                 $   558,047
------------------------------------------------------------------------
                                                             $   558,047
------------------------------------------------------------------------
Water and Sewer -- 1.2%
------------------------------------------------------------------------
     $  200        Kansas Development Finance Authority,
                   5.00%, 11/1/21                            $   196,902
------------------------------------------------------------------------
                                                             $   196,902
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.5%
   (identified cost $15,621,303)                             $15,915,224
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.5%                       $   404,194
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $16,319,418
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Kansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2002, 66.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 9.6% to 24.7% of total investments.

 (1)  Security has been issued as an inverse floater bond.

 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (3)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JANUARY 31, 2002

                                FLORIDA INSURED PORTFOLIO  HAWAII PORTFOLIO  KANSAS PORTFOLIO
---------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------
Investments --
   Identified cost                     $28,023,945           $16,546,055       $15,621,303
   Unrealized appreciation               1,450,759               639,879           293,921
---------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE                  $29,474,704           $17,185,934       $15,915,224
---------------------------------------------------------------------------------------------
Cash                                   $        --           $   816,916       $   172,991
Receivable for investments
   sold                                         --                    --            30,200
Receivable from the Investment
   Adviser                                      --                    --               909
Interest receivable                        467,552               159,651           204,828
Receivable for daily variation
   margin on open financial
   futures contracts                         4,812                 6,187                --
Prepaid expenses                               150                    83                63
---------------------------------------------------------------------------------------------
TOTAL ASSETS                           $29,947,218           $18,168,771       $16,324,215
---------------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------------
Payable for investments
   purchased                           $        --           $   381,250       $        --
Due to bank                                 17,987                    --                --
Payable to affiliate for
   Trustees' fees                              338                    34                34
Accrued expenses                            10,980                10,227             4,763
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES                      $    29,305           $   391,511       $     4,797
---------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                           $29,917,913           $17,777,260       $16,319,418
---------------------------------------------------------------------------------------------

Sources of Net Assets
---------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and
   withdrawals                         $28,473,261           $17,128,630       $16,025,497
Net unrealized appreciation
   (computed on the basis of
   identified cost)                      1,444,652               648,630           293,921
---------------------------------------------------------------------------------------------
TOTAL                                  $29,917,913           $17,777,260       $16,319,418
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JANUARY 31, 2002

                                FLORIDA INSURED PORTFOLIO  HAWAII PORTFOLIO  KANSAS PORTFOLIO
---------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------
Interest                               $1,594,334             $1,006,591         $772,629
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                $1,594,334             $1,006,591         $772,629
---------------------------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------------------------
Investment adviser fee                 $   57,405             $   27,819         $ 22,344
Trustees fees and expenses                  2,328                    169              169
Legal and accounting services              20,246                 34,537           30,041
Custodian fee                              21,792                 17,237           16,150
Miscellaneous                               7,387                  6,933            7,293
---------------------------------------------------------------------------------------------
TOTAL EXPENSES                         $  109,158             $   86,695         $ 75,997
---------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee          $   10,315             $    5,962         $  5,885
   Allocation of expenses to
      the Investment Adviser                   --                     --              909
   Reduction of investment
      adviser fee                              --                     --            3,639
---------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS               $   10,315             $    5,962         $ 10,433
---------------------------------------------------------------------------------------------

NET EXPENSES                           $   98,843             $   80,733         $ 65,564
---------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                  $1,495,491             $  925,858         $707,065
---------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
---------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)          $   19,465             $  172,579         $ 23,056
   Financial futures contracts              4,760                (72,844)              --
---------------------------------------------------------------------------------------------
NET REALIZED GAIN                      $   24,225             $   99,735         $ 23,056
---------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                      $   47,792             $ (105,473)        $ (7,583)
   Financial futures contracts            (10,571)                 9,341               --
---------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)         $   37,221             $  (96,132)        $ (7,583)
---------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN                                $   61,446             $    3,603         $ 15,473
---------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                     $1,556,937             $  929,461         $722,538
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JANUARY 31, 2002

INCREASE (DECREASE) IN NET ASSETS     FLORIDA INSURED PORTFOLIO  HAWAII PORTFOLIO  KANSAS PORTFOLIO
---------------------------------------------------------------------------------------------------
From operations --
   Net investment income                     $ 1,495,491           $   925,858       $   707,065
   Net realized gain                              24,225                99,735            23,056
   Net change in unrealized
      appreciation (depreciation)                 37,221               (96,132)           (7,583)
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                $ 1,556,937           $   929,461       $   722,538
---------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                             $ 8,581,953           $ 1,579,198       $ 4,781,269
   Withdrawals                                (5,759,963)           (3,616,590)       (1,606,996)
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM CAPITAL TRANSACTIONS          $ 2,821,990           $(2,037,392)      $ 3,174,273
---------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                                    $ 4,378,927           $(1,107,931)      $ 3,896,811
---------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------
At beginning of year                         $25,538,986           $18,885,191       $12,422,607
---------------------------------------------------------------------------------------------------
AT END OF YEAR                               $29,917,913           $17,777,260       $16,319,418
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JANUARY 31, 2001

INCREASE (DECREASE) IN NET ASSETS     FLORIDA INSURED PORTFOLIO  HAWAII PORTFOLIO  KANSAS PORTFOLIO
---------------------------------------------------------------------------------------------------
From operations --
   Net investment income                     $ 1,360,901           $   983,724       $   662,814
   Net realized loss                            (371,579)             (235,010)          (46,833)
   Net change in unrealized
      appreciation (depreciation)              2,981,783             1,954,198         1,247,288
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                $ 3,971,105           $ 2,702,912       $ 1,863,269
---------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                             $ 2,895,374           $ 1,171,840       $ 1,088,905
   Withdrawals                                (7,087,717)           (2,082,971)       (2,729,455)
---------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                      $(4,192,343)          $  (911,131)      $(1,640,550)
---------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                                    $  (221,238)          $ 1,791,781       $   222,719
---------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------
At beginning of year                         $25,760,224           $17,093,410       $12,199,888
---------------------------------------------------------------------------------------------------
AT END OF YEAR                               $25,538,986           $18,885,191       $12,422,607
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                   FLORIDA INSURED PORTFOLIO
                                  -----------------------------------------------------------
                                                    YEAR ENDED JANUARY 31,
                                  -----------------------------------------------------------
                                    2002(1)        2001        2000        1999        1998
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data+
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Net expenses                        0.39%        0.47%       0.38%       0.18%       0.07%
   Net expenses after
      custodian fee reduction          0.35%        0.43%       0.34%       0.11%       0.00%
   Net investment income               5.26%        5.34%       5.32%       5.21%       5.63%
Portfolio Turnover                       18%           8%         34%          9%         34%
---------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        5.60%          --          --          --          --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                         $29,918      $25,539     $25,760     $28,140     $24,850
---------------------------------------------------------------------------------------------
+  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                                                                 0.30%       0.48%
   Expenses after custodian
      fee reduction                                                         0.23%       0.41%
   Net investment income                                                    5.09%       5.22%
---------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase the ratio of net investment income to average net assets from 5.22% to 5.26%. Ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                       HAWAII PORTFOLIO
                                  -----------------------------------------------------------
                                                    YEAR ENDED JANUARY 31,
                                  -----------------------------------------------------------
                                    2002(1)        2001        2000        1999        1998
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data+
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Net expenses                        0.48%        0.35%       0.02%       0.04%       0.03%
   Net expenses after
      custodian fee reduction          0.45%        0.28%       0.00%       0.00%       0.00%
   Net investment income               5.20%        5.53%       5.67%       5.39%       5.70%
Portfolio Turnover                       22%          13%         20%         29%         27%
---------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        5.43%          --          --          --          --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                         $17,777      $18,885     $17,093     $20,390     $19,864
---------------------------------------------------------------------------------------------
+  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                                         0.40%       0.38%       0.28%       0.46%
   Expenses after custodian
      fee reduction                                 0.33%       0.36%       0.24%       0.43%
   Net investment income                            5.48%       5.31%       5.15%       5.27%
---------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase the ratio of net investment income to average net assets from 5.17% to 5.20%. Ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                       KANSAS PORTFOLIO
                                  -----------------------------------------------------------
                                                    YEAR ENDED JANUARY 31,
                                  -----------------------------------------------------------
                                    2002(1)        2001        2000        1999        1998
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data+
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Net expenses                        0.50%        0.23%       0.05%       0.06%       0.05%
   Net expenses after
      custodian fee reduction          0.46%        0.22%       0.00%       0.00%       0.00%
   Net investment income               5.00%        5.55%       5.59%       5.34%       5.79%
Portfolio Turnover                       18%           7%         24%         33%         17%
---------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        5.40%          --          --          --          --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                         $16,319      $12,423     $12,200     $12,881     $11,419
---------------------------------------------------------------------------------------------
+  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.53%        0.47%       0.49%       0.36%       0.57%
   Expenses after custodian
      fee reduction                    0.49%        0.46%       0.44%       0.30%       0.52%
   Net investment income               4.97%        5.31%       5.15%       5.04%       5.27%
---------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase the ratio of net investment income to average net assets from 4.93% to 5.00%. Ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Florida Insured Municipals Portfolio (Florida Insured Portfolio), Hawaii Municipals Portfolio (Hawaii Portfolio) and Kansas Municipals Portfolio (Kansas Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The Portfolios were organized as trusts under the laws of the State of New York on May 1, 1992 for the Hawaii Portfolio and October 25, 1993 for the Florida Insured Portfolio and the Kansas Portfolio. The Portfolios seek to achieve current income exempt from regular federal income tax and particular state or local income or other taxes by investing primarily in investment grade municipal obligations. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Effective February 1, 2001, the Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities using the interest method of amortization. Prior to February 1, 2001, the Portfolios amortized market premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change had no impact on the Portfolios' net assets, but resulted in the following reclassification of the components of net assets as of February 1, 2001, based on securities held by the Portfolios as of that date:

                                              INCREASE IN   DECREASE IN
                                                COST OF    NET UNREALIZED
    PORTFOLIO                                 SECURITIES    APPRECIATION
    ---------------------------------------------------------------------
    Florida Insured                             $15,332       $(15,332)
    Hawaii                                       23,880        (23,880)
    Kansas                                       28,549        (28,549)

   The effect of this change for the year ended January 31, 2002 was to increase net investment income, decrease net realized gain, and decrease net unrealized appreciation by the following amounts:

                                              NET INVESTMENT   NET REALIZED   NET UNREALIZED
    PORTFOLIO                                     INCOME           GAIN        APPRECIATION
    -----------------------------------------------------------------------------------------
    Florida Insured                               $9,949          $(8,504)        $(1,445)
    Hawaii                                         5,960           (3,076)         (2,884)
    Kansas                                         9,223              (71)         (9,152)

   The statement of changes in net assets and supplementary data for prior periods have not been restated to reflect these changes in policy.

 C Income Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, a Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 F When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 G Legal Fees -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

 H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 I Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 J Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended January 31, 2002, each Portfolio incurred advisory fees as follows:

    PORTFOLIO                                   AMOUNT    EFFECTIVE RATE*
    ---------------------------------------------------------------------
    Florida Insured                            $57,405           0.20%
    Hawaii                                      27,819           0.16%
    Kansas                                      22,344           0.16%

 *    As a percentage of average daily net assets.

   To enhance the net income of the Kansas Portfolio, BMR made a reduction of its fee in the amount of $3,639 and $909 of expenses related to the operation of the Kansas Portfolio was allocated to BMR. Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Certain officers and Trustees of the Portfolios are officers of the above organizations.

   Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2002, no significant amounts have been deferred.

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities, put option transactions and short-term obligations, for the year ended January 31, 2002, were as follows:

    FLORIDA INSURED
    ----------------------------------------------------
    Purchases                                 $9,192,093
    Sales                                      5,066,336

    HAWAII
    ----------------------------------------------------
    Purchases                                 $3,779,728
    Sales                                      4,933,807

    KANSAS
    ----------------------------------------------------
    Purchases                                 $6,312,328
    Sales                                      2,504,182

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at January 31, 2002, as computed on a federal income tax basis, are as follows:

    FLORIDA INSURED
    -----------------------------------------------------
    AGGREGATE COST                            $28,007,168
    -----------------------------------------------------
    Gross unrealized appreciation             $ 1,557,910
    Gross unrealized depreciation                 (90,374)
    -----------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 1,467,536
    -----------------------------------------------------
    HAWAII
    -----------------------------------------------------
    AGGREGATE COST                            $16,518,912
    -----------------------------------------------------
    Gross unrealized appreciation             $   926,946
    Gross unrealized depreciation                (259,924)
    -----------------------------------------------------
    NET UNREALIZED APPRECIATION               $   667,022
    -----------------------------------------------------

    KANSAS
    -----------------------------------------------------
    AGGREGATE COST                            $15,583,602
    -----------------------------------------------------
    Gross unrealized appreciation             $   516,282
    Gross unrealized depreciation                (184,660)
    -----------------------------------------------------
    NET UNREALIZED APPRECIATION               $   331,622
    -----------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Portfolios may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolios did not have any significant borrowings or allocated fees during the year ended January 31, 2002.

6 Financial Instruments
-------------------------------------------
   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at January 31, 2002 is as follows:

                                           FUTURES CONTRACTS
    ------------------------------------------------------------------------------------------------
                                                                                      NET UNREALIZED
                                    EXPIRATION                                         APPRECIATION
    PORTFOLIO                       DATE        CONTRACTS                 POSITION    (DEPRECIATION)
    ------------------------------------------------------------------------------------------------
    Florida Insured                 3/02        14 U.S. Treasury Bond     Short          $(6,107)
    ------------------------------------------------------------------------------------------------
    Hawaii                          3/02        9 Municipal Bond          Short          $ 3,602
                                    3/02        9 U.S. Treasury Bond      Short            5,149

   At January 31, 2002, the Portfolios had sufficient cash and/or securities to cover margin requirements on open futures contracts.

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF FLORIDA INSURED MUNICIPALS PORTFOLIO, HAWAII MUNICIPALS PORTFOLIO AND KANSAS MUNICIPALS PORTFOLIO:
---------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Florida Insured Municipals Portfolio, Hawaii Municipals Portfolio and Kansas Municipals Portfolio as of January 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of two years in the period then ended and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of each Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of January 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Florida Insured Municipals Portfolio, Hawaii Municipals Portfolio and Kansas Municipals Portfolio as of January 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 8, 2002

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Municipals Trust II (the Trust), Florida Insured Municipals Portfolio (Florida Insured Portfolio), Hawaii Municipals Portfolio (Hawaii Portfolio) and Kansas Municipals Portfolio (Kansas Portfolio) are responsible for the overall management and supervision of the Funds' and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

INTERESTED TRUSTEES

                           POSITION(S)        TERM OF                                NUMBER OF PORTFOLIOS
                             WITH THE        OFFICE AND                                IN FUND COMPLEX
     NAME, ADDRESS          TRUST AND        LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY              OTHER
        AND AGE             PORTFOLIOS       SERVICE(3)     DURING PAST FIVE YEARS        TRUSTEE(4)        DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------------
Jessica M. Bibliowicz(1)  Trustee         Trustee Since     President and Chief              165                   None
Age 42                                    1998              Executive Officer of
The Eaton Vance Building                                    National Financial
255 State Street                                            Partners (financial
Boston, MA 02109                                            services company)
                                                            (since April 1999).
                                                            President and Chief
                                                            Operating Officer of
                                                            John A. Levin & Co.
                                                            (registered investment
                                                            advisor) (July 1997 to
                                                            April 1999) and a
                                                            Director of Baker,
                                                            Fentress & Company,
                                                            which owns John A.
                                                            Levin & Co., a
                                                            registered investment
                                                            advisor (July 1997 to
                                                            April 1999). Formerly,
                                                            Executive Vice
                                                            President of Smith
                                                            Barney Mutual Funds
                                                            (July 1994 to June
                                                            1997).
James B. Hawkes(2)        Vice President  Vice President    Chairman, President and          170           Director of EVC, EV
Age 60                    and Trustee     and Trustee of    Chief Executive Officer                              and EVD.
The Eaton Vance Building                  Trust, Florida    of BMR, EVM and their
255 State Street Boston,                  Insured and       corporate parent, Eaton
MA 02109                                  Kansas            Vance Corp. (EVC), and
                                          Portfolios Since  corporate trustee,
                                          1993 and of       Eaton Vance, Inc. (EV);
                                          Hawaii Portfolio  Vice President of EVD.
                                          Since 1992        President or officer of
                                                            170 funds managed by
                                                            EVM or its affiliates.
-------------------------------------------------------------------------------------------------------------------------------

 (1) Ms. Bibliowicz is deemed to be an interested person of the Funds and the Portfolios because of her affiliation with a brokerage firm.
 (2) Mr. Hawkes is an interested person of the Funds and the Portfolios because of his positions with BMR, EVM, and EVC, which are affiliates of the Trust and the Portfolio.
 (3)  Trustees and officers serve for an indefinite term.
 (4)  Includes both master and feeder funds in a master feeder structure.

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

DISINTERESTED TRUSTEES

                           POSITION(S)        TERM OF                                NUMBER OF PORTFOLIOS
                             WITH THE        OFFICE AND                                IN FUND COMPLEX
     NAME, ADDRESS          TRUST AND        LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY
        AND AGE             PORTFOLIOS       SERVICE(3)     DURING PAST FIVE YEARS        TRUSTEE(4)       OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Donald R. Dwight          Trustee         Trustee of        President of Dwight              170           Trustee/Director of the
Age 70                                    Trust, Florida    Partners, Inc.                                 Royce Funds (consisting
The Eaton Vance Building                  Insured and       (corporate relations                           of 17 portfolios).
255 State Street                          Kansas            and communications
Boston, MA 02109                          Portfolios Since  company).
                                          1993 and of
                                          Hawaii Portfolio
                                          Since 1992
Samuel L. Hayes, III      Trustee         Trustee of        Jacob H. Schiff                  170           Director of Tiffany &
Age 67                                    Trust, Florida    Professor of Investment                        Co. (Specialty
The Eaton Vance Building                  Insured and       Banking Emeritus,                              retailer); and
255 State Street                          Kansas            Harvard University                             Telect, Inc.
Boston, MA 02109                          Portfolios Since  Graduate School of                             (Telecommunication
                                          1993 and of       Business                                       services company)
                                          Hawaii Portfolio  Administration.
                                          Since 1992
Norton H. Reamer          Trustee         Trustee of        Chairman and Chief               170                    None
Age 66                                    Trust, Florida    Operating Officer,
The Eaton Vance Building                  Insured and       Hellman, Jordan
255 State Street                          Kansas            Management Co., Inc.
Boston, MA 02109                          Portfolios Since  (an investment
                                          1993 and of       management company).
                                          Hawaii Portfolio  President, Unicorn
                                          Since 1992        Corporation (investment
                                                            and financial advisory
                                                            services company)
                                                            (since September 2000).
                                                            Formerly, Chairman of
                                                            the Board, United Asset
                                                            Management Corporation
                                                            (a holding company
                                                            owning institutional
                                                            investment management
                                                            firms) and Chairman,
                                                            President and Director,
                                                            UAM Funds (mutual
                                                            funds).
Lynn A. Stout             Trustee         Trustee Since     Professor of Law,                165                    None
Age 44                                    1998              University of
The Eaton Vance Building                                    California at Los
255 State Street                                            Angeles School of Law
Boston, MA 02109                                            (since July 2001).
                                                            Formerly, Professor of
                                                            Law, Georgetown
                                                            University Law Center
                                                            (prior to July 2001).
Jack L. Treynor           Trustee         Trustee of        Investment Adviser and           167                    None
Age 72                                    Trust, Florida    Consultant.
The Eaton Vance Building                  Insured and
255 State Street                          Kansas
Boston, MA 02109                          Portfolios Since
                                          1993 and of
                                          Hawaii Portfolio
                                          Since 1992
-----------------------------------------------------------------------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                               POSITION(S)             TERM OF
     NAME, ADDRESS           WITH THE TRUST           OFFICE AND       PRINCIPAL OCCUPATION(S)
        AND AGE              AND PORTFOLIOS      LENGTH OF SERVICE(3)  DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------
Cynthia J. Clemson        Vice President of      Vice President Since  Vice President of EVM
Age 39                    Florida Insured        1998                  and BMR. Officer of 15
The Eaton Vance Building  Portfolio                                    investment companies
255 State Street                                                       managed by EVM or BMR.
Boston, MA 02109
Thomas J. Fetter          President              President of Trust,   Vice President of EVM
Age 58                                           Florida Insured and   and BMR. Officer of 112
The Eaton Vance Building                         Kansas Portfolios     investment companies
255 State Street                                 Since 1993 and of     managed by EVM or BMR.
Boston, MA 02109                                 Hawaii Portfolio
                                                 Since 1992
Robert B. MacIntosh       Vice President         Vice President of     Vice President of EVM
Age 45                                           Trust, Florida        and BMR. Officer of 111
The Eaton Vance Building                         Insured and Kansas    investment companies
255 State Street                                 Portfolios Since      managed by EVM or BMR.
Boston, MA 02109                                 1993 and of Hawaii
                                                 Portfolio Since 1992
Thomas M. Metzold         Vice President of      Vice President Since  Vice President of EVM
Age 43                    Kansas Portfolio       2000                  and BMR. Officer of 6
The Eaton Vance Building                                               investment companies
255 State Street                                                       managed by EVM or BMR.
Boston, MA 02109
Alan R. Dynner            Secretary              Secretary Since       Vice President,
Age 61                                           1997                  Secretary and Chief
The Eaton Vance Building                                               Legal Officer of BMR,
255 State Street                                                       EVM and EVC; Vice
Boston, MA 02109                                                       President, Secretary
                                                                       and Clerk of EVD.
                                                                       Officer of 170 funds
                                                                       managed by EVM and its
                                                                       affiliates.
James L. O'Connor         Treasurer              Treasurer of Trust,   Vice President of BMR,
Age 56                                           Florida Insured and   EVM, EVD and EVC;
The Eaton Vance Building                         Kansas Portfolios     Officer of 170 funds
255 State Street                                 Since 1993 and of     managed by EVM and its
Boston, MA 02109                                 Hawaii Portfolio      affiliates.
                                                 Since 1992
----------------------------------------------------------------------------------------------

    The statement of additional information for the Funds includes additional information about the Trustees and officers of the Funds and Portfolios and can be obtained, without charge, by calling 1-800-225-6265.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

PORTFOLIO INVESTMENT ADVISER
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

FUND ADMINISTRATOR
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE


The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:


- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.


- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).


- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.


           For more information about Eaton Vance's privacy policies, call: 1-800-262-1122


EATON VANCE MUNICIPALS TRUST II
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109


       This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.


335-3/02                                                                   3CSRC